SECOND AMENDMENT TO
                                 LOAN AGREEMENT

     THIS SECOND AMENDMENT TO THE LOAN AGREEMENT (the "Amendment") is made this ____ day of February, 1997, by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Original Lender") and WELLS FARGO BANK, N.A. ("Wells Fargo") (each individually also a "Lender" and collectively the "Lenders"), BANK OF AMERICA NT&SA, doing business as Seafirst Bank, the successor by merger to Bank of America, NW, N.A., as agent for the Lenders ("Agent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as letter of credit agent for Lenders ("Letter of Credit Agent"), and MERIX CORPORATION, an Oregon corporation (the "Borrower").

                                    RECITALS

     A. The Borrower, the Original Lender, the Agent and the Letter of Credit Agent are parties to that certain Loan Agreement dated as of October 31, 1996, (as the same may be amended, modified or extended from time to time the "Loan Agreement") and the related Loan Documents described therein. The Original Lender assigned a portion of its interest under the Loan Agreement to Wells Fargo, pursuant to an Assignment Agreement dated as of December 13, 1996.

     B. Borrower has requested that the Lenders temporarily modify a covenant contained in the Loan Agreement. The parties now wish to amend the Loan Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Loan Agreement. All references in the Loan Documents to Bank of America NW, N.A., shall mean its successor by merger, Bank of America NT&SA.

     2. Amendments to Loan Agreement. The Loan Agreement is amended as follows:

          Section 6.15 Profitability. Borrower and its Subsidiaries on a consolidated basis shall, as of the end of the two fiscal quarters ending February 28, 1997, report a Pre-tax Loss for the combined previous two quarters (ending November 30, 1996 and February 28, 1997, respectively) of not more than $2,000,000. As used herein, "Pre-Tax Loss" (or "Pre-Tax Earnings") means, for any period or periods, net loss (or net income), excluding any extraordinary gains or losses and taxes associated therewith, plus income tax expense, if any, in each case determined in accordance with GAAP for such period or periods. Beginning with the fiscal quarter ending May 31, 1997, Borrower and its Subsidiaries on a consolidated basis shall, as of the end of each fiscal quarter, report Pre-tax Earnings of not less than zero ($0.00) for at least one of the preceding two consecutive fiscal quarters.


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
     3. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

          (a) Delivery of Amendment. The Borrower, the Agent, the Letter of Credit Agent, and each Lender shall have executed and delivered the original or appropriate counterparts of this Amendment to the Agent;

          (b) Payment of Fee and Reimbursement for Expenses. The Borrower shall have paid Agent a fee of $1,500 for this Amendment and reimbursed the Agent for all out-of-pocket expenses incurred by the Lenders in connection with the preparation of this Amendment, including legal fees;

          (c) Default. Borrower hereby represents and warrants that it, and all of its Subsidiaries, are not in default under any of the terms or conditions of the Loan Agreement, or any documents related to the Loan Agreement; and

          (d) Other Documents. The Agent and the Lenders shall have received such other documents, instruments, and undertakings as the Agent and such Lender may reasonably request.

     4. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 5 of the Loan Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     5. Corporate Authority. Borrower represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Amendment are within Borrower's corporate powers, and have been duly authorized and are not in contravention of law or the terms of Borrower's charter, bylaws, or other incorporation papers, or of any undertaking of Borrower of which either Borrower is a party or by which it is bound.

     6. No Further Amendment. Except as expressly modified by this Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, the Borrower expressly reaffirms and ratifies its obligation to pay or reimburse the Agent and the Lenders on request for all reasonable expenses, including legal fees, actually incurred by the Agent or such Lender in connection with the preparation of this Amendment and the closing of the transactions contemplated hereby and thereby.

     7. Miscellaneous.

          (a) Entire Agreement. This Amendment and the other Loan Documents comprise the entire agreement of the parties with respect to the subject matter hereof and supersede all prior oral or written agreements, representations or commitments.


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
          (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

          (c) Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

          EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

BORROWER:                              MERIX CORPORATION


                                       By: VALERIE ROSENFELD
                                           -------------------------------------
                                       Name: VALERIE ROSENFELD
                                             -----------------------------------
                                       Title: Treasurer
                                              ----------------------------------

AGENT:                                 BANK OF AMERICA, NT&SA, doing business as
                                       Seafirst Bank


                                       By: DORA A. BROWN
                                           -------------------------------------
                                       Name: DORA A. BROWN
                                             -----------------------------------
                                       Title: Assistant Vice President
                                              ----------------------------------


                                       By: RONALD R. PARSONS
                                           -------------------------------------
                                       Name: Ronald R. Parsons
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


LENDER AND
LETTER OF CREDIT AGENT:                BANK OF AMERICAN NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION


                                       By: ROBERT L. COUNTRYMAN
                                           -------------------------------------
                                       Name: ROBERT L. COUNTRYMAN
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


LENDER:                                WELLS FARGO BANK, N.A.


                                       By: DAVID GOODE
                                           -------------------------------------
                                       Name: DAVID GOODE
                                             -----------------------------------
                                       Title: VP
                                              ----------------------------------


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